UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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THE THAI CAPITAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Singapore Fund, Inc.
The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302-3051
(201) 915-3054

April [ ], 2007

Dear Stockholders:

The Annual Meetings of Stockholders of The Singapore Fund, Inc., The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held on Monday, June 4, 2007, at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, at 10:30 a.m., New York time, for The Singapore Fund, at 10:45 a.m., New York time, for The Japan Equity Fund, and at 11:00 a.m., New York time, for The Thai Capital Fund. A Notice and Joint Proxy Statement regarding the Meetings, proxy card(s) for your vote at the Meetings and a postage prepaid envelope in which to return your proxy card(s) are enclosed.

At the Annual Meetings, each Fund's stockholders will elect Directors of the Fund, and, at the Annual Meeting for The Thai Capital Fund, the stockholders of that Fund will be asked to approve a new investment advisory agreement for the Fund. In addition, the stockholders who are present at the Annual Meeting of a Fund will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

If you will not be able to attend the Annual Meetings in person, please take the time now to review the enclosed materials and vote your shares by proxy. Your vote is important.

The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

Respectfully,

Masamichi Yokoi

Chairman of the Board of The Singapore Fund and
The Thai Capital Fund

Hiroshi Kimura

Chairman of the Board of The Japan Equity Fund

STOCKHOLDERS ARE STRONGLY URGED TO PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE TO ENSURE A QUORUM AT THE MEETING.

YOUR VOTE IS IMPORTANT.

The Singapore Fund, Inc.
The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

NOTICE OF THE ANNUAL MEETINGS OF STOCKHOLDERS
JUNE 4, 2007

To the Stockholders of
The Singapore Fund, Inc.,
The Japan Equity Fund, Inc. and
The Thai Capital Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meetings of Stockholders of The Singapore Fund, Inc., The Japan Equity Fund, Inc. and The Thai Capital Fund, Inc. (each a "Fund," and collectively, the "Funds") will be held at the offices of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Monday, June 4, 2007, at 10:30 a.m., New York time, for The Singapore Fund, at 10:45 a.m., New York time, for The Japan Equity Fund, and at 11:00 a.m., New York time, for The Thai Capital Fund, for the following purposes:

1.  To elect Directors of each Fund.

2.  For the Annual Meeting of The Thai Capital Fund only, to approve a new investment advisory agreement for The Thai Capital Fund, Inc.

3.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Each Fund's Board of Directors has fixed the close of business on March 16, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meetings. Stockholders who do not expect to attend the Meetings in person are requested to complete, date and sign the enclosed proxy card(s) and return them promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meetings if you choose to attend. Your vote is important. The enclosed proxy card for each Fund is being solicited by the Board of Directors of each Fund.

By order of the Board of Directors,

Yuko Tatezawa

Secretary

April [ ], 2007

The Singapore Fund, Inc.
The Japan Equity Fund, Inc.
The Thai Capital Fund, Inc.

JOINT PROXY STATEMENT

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE SINGAPORE FUND, INC., THE JAPAN EQUITY FUND, INC. and THE THAI CAPITAL FUND, INC. (each a "Fund," and collectively, the "Funds") for use at the Annual Meetings of Stockholders, to be held at the principal office of Daiwa Securities America Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on Monday, June 4, 2007, at 10:30 a.m., New York Time, for The Singapore Fund, at 10:45 a.m., New York time, for The Japan Equity Fund, and at 11:00 a.m., New York time, for The Thai Capital Fund, and at any adjournments thereof.

This Joint Proxy Statement and enclosed proxy card(s) are being mailed to stockholders on or about April [ ], 2007. Any stockholder giving a proxy in advance of the Annual Meeting of a Fund has the power to revoke it by mail (addressed to the Secretary of such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051) or in person at the Meeting of such Fund, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxy cards received in time for a Meeting will be voted as specified in the proxy card or, if no specification is made, for each proposal referred to in this Joint Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at each Meeting.

Each Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the respective Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, attention: Shareholder Relations, or by calling collect at (201) 915-3054.

The Board of Directors of each Fund has fixed the close of business on March 16, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting for that Fund and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, The Singapore Fund had outstanding 9,274,172 shares of common stock, The Japan Equity Fund had outstanding 14,431,605 shares of common stock and The Thai Capital Fund had outstanding 3,157,405 shares of common stock.

Management of each Fund knows of no business other than that mentioned in Item 1 and (in the case of The Thai Capital Fund only) Item 2 of the Notice of Meetings, which will be presented for consideration at the Meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because stockholders may own shares of more than one Fund, to potentially avoid burdening stockholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a stockholder that owns shares at the record date in two or more of the Funds will receive a package containing a Joint Proxy Statement and proxy cards for the Funds in which such stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a stockholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a proxy card for each Fund in which such stockholder is a beneficial owner. It is essential that stockholders complete, date, sign and return each enclosed proxy card or vote by telephone as indicated in each Fund's proxy card.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE MATTERS MENTIONED IN ITEM 1 AND (IN THE CASE OF THE THAI CAPITAL FUND ONLY) ITEM 2 OF THE NOTICE OF MEETINGS.

Proposal 1: ELECTION OF DIRECTORS

Persons named in the accompanying proxy card(s) intend in the absence of contrary instructions to vote all proxies for the election of the nominees listed below as Directors of such Fund listed below:

For The Singapore Fund

CLASS I

David G. Harmer
Oren G. Shaffer

For The Japan Equity Fund

CLASS II

David G. Harmer
Oren G. Shaffer

For The Thai Capital Fund

CLASS I

Martin J. Gruber
David G. Harmer

to serve for terms expiring on the date on which Directors are elected at the Annual Meetings of Stockholders of the relevant Fund in the year 2010, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the relevant Fund's Board of Directors to replace any such nominee. The election of each nominee as a Director of a Fund will require the affirmative vote of a majority of the votes cast at the Fund's Meeting. For this purpose, abstentions will not be counted as votes cast at the Meetings.

Each of the nominees for Director of a Fund has consented to be named in this Joint Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the meeting for that Fund, Proxy Cards will be voted for such persons as the Board of Directors of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning each of the nominees as a Director of one or more of the Funds, as well as the other current Directors of the Funds. Each of the nominees for a Fund has consented to be named in this Joint Proxy Statement and to serve as a Director of the Fund if elected. In the table, The Singapore Fund is sometimes abbreviated with the initials "SGF," The Japan Equity Fund is sometimes abbreviated with the initials "JEQ" and The Thai Capital Fund is sometimes abbreviated with the initials "TF."

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment During Past Five Years and Other Directorships	Director Since(1)	Dollar Range of Equity Securities in each Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Interested Directors
Hiroshi Kimura (54)* One Evertrust Plaza Jersey City, NJ 07302-3051	Chairman and President, Daiwa Securities Trust Company, since July 2001; Director and Senior Vice President, Daiwa Securities Trust Company, from April 1999 to June 2001.	JEQ: 2001	JEQ: None	—	1
Masamichi Yokoi (55)* Daiwa Securities America Inc. Financial Square 32 Old Slip New York, NY 10005	Chairman and CEO, Daiwa America, Corp., since 2006; President and COO, Daiwa Securities SMBC Europe Ltd., from 2001 to 2006.	TF: 2006 SGF: 2006	TF: None SGF: None	—	2
Independent Directors
Martin J. Gruber (69)† 229 South Irving Street Ridgewood, NJ 07450	Professor of Finance, Leonard N. Stern School of Business, New York University, since 1965; Trustee, DWS Mutual Funds, since 1992; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from December 2003 to 2005; Director, National Bureau of Economic Research, since August 2005.	TF: 2000 SGF: 2000 JEQ: 1992	TF: $10,001- 50,000 SGF: $10,001- 50,000 JEQ: $50,001- 100,000	Over $100,000	3
Austin C. Dowling (75) 672 Medford Leas Medford, NJ 08055	Retired.	TF: 1990 SGF: 2000 JEQ: 1992	TF: $1-10,000 SGF: $1-10,000 JEQ: $10,001- 50,000	$50,001-100,000	3

Name (Age) and Address of Nominees/Directors	Principal Occupation or Employment During Past Five Years and Other Directorships	Director Since(1)	Dollar Range of Equity Securities in each Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Independent Directors (continued)
David G. Harmer (63)† 4337 Bobwhite Court Ogden, UT 84403	Director of Community and Economic Development, City of Ogden, since July 2005; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Chairman, 2K2 Hosting Corporation, from April 2001 to April 2002.	TF: 2000 SGF: 1996 JEQ: 1997	TF: None SGF: $10,001- 50,000 JEQ: $10,001- 50,000	$10,001-50,000	3
Oren G. Shaffer (64)† 106 S. University Blvd. Denver, CO 80209	Vice Chairman and Chief Financial Officer, Qwest Communications International Inc., since July 2002; Director of Terex Corporation, since March 2007.	TF: 2000 SGF: 1997 JEQ: 2000	TF: None SGF: $10,001- 50,000 JEQ: None	$10,001-50,000	3

(1)  Each director serves for a three year term.

(2)  The information as to beneficial ownership is based on statements furnished to the Funds by the Directors. The dollar value of shares is based upon the market price as of March 16, 2007.

(3)  "Fund Complex" includes the Funds and other registered investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (H.K.) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

*  Directors so noted are deemed by the Funds' counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")). Mr. Kimura is an interested person because of his affiliation with The Japan Equity Fund's former investment adviser (Daiwa Securities Trust Company ("DSTC")), which is an affiliate of The Japan Equity Fund's current investment manager and investment adviser and the administrator and custodian of the Funds. Mr. Yokoi is deemed an interested person of The Singapore Fund and The Thai Capital Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of each Fund's investment adviser, Daiwa SB Investments (H.K.) Ltd. for The Thai Capital Fund and Daiwa SB Investments (Singapore) Ltd. for The Singapore Fund.

†  Nominees for Director.

Mr. Yokoi acquired 5000 shares of Daiwa Securities Group Inc. by exercising a stock option in March 2007. Based on the information furnished by each of the other Directors as of March 16, 2007, neither any of the other

Directors nor any immediate family member of such Director owned any securities of the investment manager or investment adviser, or any of their respective affiliates, of any Fund as of such date.

The Singapore Fund's Board of Directors and The Japan Equity Fund's Board of Directors each held four regular meetings during its fiscal year ended October 31, 2006, and The Thai Capital Fund's Board of Directors held four regular meetings during its fiscal year ended December 31, 2006. The Singapore Fund held one special meeting during its last fiscal year. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the respective Board of Directors and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, four Directors attended the meeting.

Each Fund's Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which is responsible for reviewing financial and accounting matters. The members of each Fund's Audit Committee are independent as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards, as may be modified or supplemented. Each Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.daiwast.com. The current members of The Singapore Fund's, The Japan Equity Fund's and The Thai Capital Fund's Audit Committees are Messrs. Dowling, Gruber, Harmer and Shaffer. The Singapore Fund's and The Japan Equity Fund's Audit Committees met two times during its fiscal year and The Thai Capital Fund's Audit Committee met four times during its fiscal year. The report of the Funds' Audit Committees, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 12 and 13 of this Joint Proxy Statement.

Each Fund's Board of Directors has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises each Fund's Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. Persons recommended by each Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below.

Each Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the New York Stock Exchange listing standards for Nominating and Compensation Committee members. Each Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.daiwast.com. The current members of each Fund's Nominating and Compensation Committee are Messrs. Dowling, Gruber, Harmer and Shaffer. Each Fund's Nominating and Compensation Committee did not meet during its last fiscal year.

Stockholder Communications

Stockholders may send communications to each Fund's Board of Directors. Stockholders should send communications intended for each Fund's Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Funds

Hideo Tanaka (age 57) has been President of JEQ since December 2006, President and Chief Executive Officer of Daiwa SB Investments (USA) Ltd., since November 2006, Executive Officer and Head of Fixed-Income Management of Daiwa SB Investments Ltd., from 2003 to 2006 and Chief Global Strategist of Daiwa SB Investments Ltd. from 1995 to 2003. Mr. Tanaka's address is 32 Old Slip, New York, New York 10005.

John J. O'Keefe (age 48) has been Vice President and Treasurer of the Funds since June 2000; and Vice President, Fund Accounting Department of DSTC since June 2000. Mr. O'Keefe's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Yuko Tatezawa (age 28) has been Secretary of the Funds since March 2004; Client Relations Department of DSTC since June 2002; and Financial Marketing Department of UBS Paine Webber from March 2002 to June 2002. Ms. Tatezawa's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Anthony Cambria (age 52) has been the Chief Compliance Officer of the Funds since September 2004; and Director and Executive Vice President of DSTC since 1999. Mr. Cambria's address is One Evertrust Plaza, Jersey City, New Jersey 07302-3051.

Leonard B. Mackey, Jr. (age 56) has been Assistant Secretary of the Funds since September 2004 and has been a partner in the law firm of Clifford Chance US LLP since 1983. Mr. Mackey's address is 31 West 52nd Street, New York, New York 10019.

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of each Fund not affiliated with such Fund's investment manager or the investment adviser was $38,262.00 and $25,925.25 during the fiscal years ended October 31, 2006 and 2005, respectively, for The Singapore Fund, $38,262.00 and $24,241.25 for the fiscal years ended October 31, 2006 and 2005, respectively, for The Japan Equity Fund, and $32,712.50 and $22,581.00 for the fiscal years ended December 31, 2006 and 2005, respectively, for The Thai Capital Fund. Each such non-affiliated Director currently receives fees, paid by each Fund, of $750 for The Singapore Fund, $750 for The Japan Equity Fund and $650 for The Thai Capital Fund for each Directors' meeting attended in person or by telephone, $575 for The Singapore Fund, $575 for The Japan Equity Fund and $475 for The Thai Capital Fund for each audit committee meeting attended in person or by telephone and an annual fee of $6,500 for The Singapore Fund, $6,500 for The Japan Equity Fund and $5,000 for The Thai Capital Fund.

The officers and interested Directors of each Fund received no compensation from the Funds. DSTC, which pays the compensation and certain expenses of the officers of DSTC who serve as officers of the Funds, receives administration and custodian fees from the Funds.

Set forth below is a chart showing the aggregate fee compensation paid by the Funds (in U.S. dollars) to each of its Directors during each Fund's most recent fiscal year, as well as the total fee compensation paid to each Director of the Funds by such Fund and by other registered investment companies advised by DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (H.K.) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of any Fund's expenses.

Name of Director	Aggregate Compensation From The Singapore Fund	Aggregate Compensation From The Japan Equity Fund	Aggregate Compensation From The Thai Capital Fund	Total Compensation From Fund and Fund Complex Paid to Directors
Interested Directors
Hiroshi Kimura (1)	$0	$0	$0	$0
Masamichi Yokoi (1)	0	0	0	0
Independent Directors
Austin C. Dowling	$9,671	$9,671	$8,267	$27,609
Martin J. Gruber	9,671	9,671	7,910	27,252
David G. Harmer	9,250	9,250	8,267	26,767
Oren G. Shaffer	9,671	9,671	8,267	27,609

(1)  "Interested person" of the Funds within the meaning of the 1940 Act.

INVESTMENT MANAGER AND INVESTMENT ADVISER OF EACH FUND

DBS Asset Management (United States) Pte. Ltd. serves as the investment manager to The Singapore Fund and its principal office is located at 8 Cross Street, #27-01, PWC Building, Singapore 048424. Daiwa SB Investments (Singapore) Ltd. serves as the investment adviser to The Singapore Fund and its principal office is located at 152 Beach Road, #06-01/02 The Gateway East, Singapore 189721. Daiwa SB Investments (USA) Ltd. serves as the investment manager to The Japan Equity Fund and its principal office is located at 32 Old Slip, 11th Floor, New York, New York 10005. Daiwa SB Investments Ltd. serves as the investment adviser to The Japan Equity Fund and its principal office is located at 7-9 Nihonbashi 2-chome, Chuo-Ku, Tokyo 103-0027, Japan. SCB Asset Management Co., Ltd. serves as the investment manager to The Thai Capital Fund and its principal office is located at Sindhorn Building, Tower 3, 23rd Floor, 130-132 Wireless Road, Phatumwan, Bangkok 10330, Thailand. Daiwa SB Investments (H.K.) Ltd. serves as the investment adviser to The Thai Capital Fund and its principal office is located at Level 26, One Pacific Place, 88 Queensway, Hong Kong.

THE THAI CAPITAL FUND, INC.

Proposal 2: APPROVAL OF
A NEW INVESTMENT ADVISORY AGREEMENT

Investments by The Thai Capital Fund, Inc. ("TF") in Thailand are made through a wholly-owned investment plan established under an agreement between SCB Asset Management Co., Ltd. (the "Manager") and TF (the "Investment Plan"). Vijchu Chantatab, an equity fund manager of the Manager, is responsible for the day-to-day management of TF's portfolio. Under an investment advisory agreement, Daiwa SB Investments (H.K.) Ltd. (the "Current Adviser") provides general and specific investment advice to the Manager with respect to assets held through the Investment Plan and, in addition, the Current Adviser manages TF's assets held outside of the Investment Plan (the "Current Investment Advisory Agreement"). On January 10, 2007, Chris Leung, the portfolio manager of the Current Adviser responsible for the management of TF's portfolio, resigned from his position with the Current Adviser. Since that date, an interim portfolio manager at the Current Adviser has been responsible for the management of TF's portfolio. In addition, the Current Adviser is contemplating an internal restructuring of market coverage between the Current Adviser and its affiliate, Daiwa SB Investments (Singapore) Ltd., whereby Daiwa SB Investments (Singapore) Ltd. will assume responsibility for managing investments in the Thai market. Daiwa SB Investments (Singapore) Ltd. is in the process of assembling a team of highly qualified investment professionals and fund managers with extensive experience providing advisory services with respect to both the Thai market as well as individual Thai securities.

At a meeting of the Board of Directors of TF held on March 7, 2007, after careful consideration the Board concluded that it would be in the best interests of TF and its shareholders to recommend to TF's stockholders the approval of Daiwa SB Investments (Singapore) Ltd. (the "Proposed Adviser") as the new investment adviser to TF and the approval of a new investment advisory agreement with the Proposed Adviser with terms identical to the Current Investment Advisory Agreement (the "New Investment Advisory Agreement"). Specifically, under the terms of the New Investment Advisory Agreement, there would be no change in the advisory fee paid by TF and the Proposed Adviser would continue to waive a portion of its fees under the New Investment Advisory Agreement as the Current Adviser does under the Current Investment Advisory Agreement.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

Current Investment Advisory Agreement. Under the Current Investment Advisory Agreement, the Current Adviser provides general and specific advice to the Manager with respect to assets held through the Investment Plan and, in addition, the Current Adviser manages TF's assets held outside of the Investment Plan. Under the Current Investment Advisory Agreement, TF is required to pay the Current Adviser a fee, which accrues weekly and is payable monthly in U.S. dollars, at an annual rate equal to 0.60% of TF's average net assets. In addition, under the Current Investment Advisory Agreement, TF reimburses the Current Adviser for its out-of-pocket expenses related to TF. Effective June 1, 2002, the Current Adviser has voluntarily waived any fees in excess of 0.20% of TF's average net assets.

The Current Investment Advisory Agreement, dated April 1, 1999, was last approved by shareholders of TF at a meeting held on September 17, 1999. At a Meeting of the Board of Directors held on June 1, 2006, the Board approved the renewal of the Current Investment Advisory Agreement for another year.

New Investment Advisory Agreement. Under the New Investment Advisory Agreement, the Proposed Adviser will provide general and specific advice to the Manager with respect to assets held through the Investment Plan and, in addition, the Proposed Adviser will manage TF's assets held outside of the Investment Plan. Under the New

Investment Advisory Agreement, TF will be required to pay the Proposed Adviser a fee, which accrues weekly and is payable monthly in U.S. dollars, at an annual rate equal to 0.60% of TF's average net assets, which is equal to the fee payable to the Current Adviser. In addition, the Proposed Adviser has agreed that it will voluntarily waive any fees in excess of 0.20% of TF's average net assets.

Officers and Directors of the Proposed Adviser. Mr. Eiichi Oikawa serves as the managing director of the Proposed Adviser. Mr. Kiyotaka Hoshino serves as a non-executive director of the Proposed Adviser. Mr. Oikawa and Mr. Kiyotaka's address is c/o Daiwa SB Investments (Singapore) Ltd., Registration No. 198500879Z, 152 Beach Road, #06-01/02 The Gateway East, Singapore 189721.

Principle Shareholders of the Proposed Adviser. The Proposed Adviser is wholly owned by Daiwa SB Investments Ltd., 7-9 Nihonbashi 2-Chome, Chuo-ku, Tokyo, Japan, 103-0027.

Masamichi Yokoi, an interested director of TF, is affiliated with the Proposed Adviser. Mr. Yokoi is Chairman and CEO of Daiwa America Corp., an affiliate of the Proposed Adviser.

Other Information Concerning the Proposed Adviser. The Proposed Adviser also acts as investment adviser to The Singapore Fund, Inc., a closed-end investment company registered under the 1940 Act. As of October 31, 2006, the net assets of The Singapore Fund, Inc. were $134,463,306. The Singapore Fund, Inc. pays the Proposed Adviser a monthly advisory fee at the annual rate of 0.40% of the first $50 million in average weekly net assets and 0.34% of the average weekly net assets in excess of $50 million.

Board Considerations. At a Meeting of the Board of Directors held on March 7, 2007, the Board considered the nature, extent and quality of services expected to be received from the Proposed Adviser. The Board reviewed and considered the qualifications of the key personnel of the Proposed Adviser and the performance of the accounts managed by the Proposed Adviser relative to the relevant benchmarks. The Board also reviewed the fees paid to other funds and accounts advised by the Proposed Adviser and other comparable funds managed by other advisers. In its considerations, the Board noted that the proposal to enter into the New Investment Advisory Agreement will not result in an increase in the advisory fee paid by TF and that, other than the change in the investment adviser, the New Investment Advisory Agreement is identical to the Current Investment Advisory Agreement with the Current Adviser.

After discussion and careful consideration, the Board recommended that the New Investment Advisory Agreement be proposed for approval by the stockholders of TF at the June 4, 2007 annual stockholder meeting.

Stockholder Approval. The New Investment Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of TF. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of TF entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares of TF are present in person or represented by proxy, or (ii) more than 50% of such outstanding shares of TF entitled to vote thereon.

Under the rules of the American Stock Exchange, while brokers are permitted to submit on behalf of their customers proxies with respect to the election of TF's directors whether or not the brokers receive instructions from their customers regarding how to vote, brokers are not permitted to submit proxies with respect to Proposal 2 for TF unless the brokers have received instructions from the customers holding voting securities of the TF as to how to vote on that Proposal. As a result, while there may be a quorum for the meeting as a result of votes submitted by brokers on behalf of their customers for the election of directors, it is likely, based on past experience, that the holders of less than a majority of the outstanding voting securities of TF will vote on Proposal 2 because many stockholders will have failed to instruct their brokers on how to vote on that Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote securities on the Proposal will accordingly not be voted with respect to the Proposal.

The New Investment Advisory Agreement, as attached hereto as Exhibit A, would be effective upon stockholder approval of Proposal 2. Approval of Proposal 2 requires the vote of the holders of a majority of the outstanding voting securities of TF.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL 2.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, requires each Fund's officers and Directors, and persons who own more than ten percent of a registered class of such Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. (for JEQ and SGF only) or the American Stock Exchange (for TF only). Each Fund believes that its officers and Directors have complied with all applicable filing requirements.

REPORTS OF THE AUDIT COMMITTEES

At meetings held on March 7, 2007, the Board of Directors of each Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ending October 31, 2007 (December 31, 2007 for The Thai Capital Fund). Although it is not expected that a representative of PricewaterhouseCoopers LLP will attend the Meetings, a representative will be available by telephone to respond to stockholder questions, if any.

Each Fund's financial statements for the fiscal year ended October 31, 2006 (December 31, 2006 for The Thai Capital Fund) were audited by PricewaterhouseCoopers LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented, and have discussed with PricewaterhouseCoopers LLP their independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers LLP in the Fund. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of each Fund has recommended to the Board of Directors of the Fund that the audited financial statements of the Fund for the fiscal year ended October 31, 2006 (December 31, 2006 for The Thai Capital Fund) be included in the Fund's most recent annual report filed with the Securities and Exchange Commission.

Oren G. Shaffer, Chairman of the Audit Committees
Austin C. Dowling, Member of the Audit Committees
Martin J. Gruber, Member of the Audit Committees
David G. Harmer, Member of the Audit Committees

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with the annual audit and review of each Fund's financial statements for the fiscal years ended October 31, 2006 and 2005 (December 31, 2006 and 2005 for The Thai Capital Fund), are set forth below:

	2006	2005
The Singapore Fund	$82,200	$86,000
The Japan Equity Fund	$74,700	$70,700
The Thai Capital Fund	$63,300	$55,000

Audit-Related Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for assurance-related services related to the performance of the audit or review of each Fund's financial statements for the fiscal years ended October 31, 2006 and 2005 (December 31, 2006 and 2005 for The Thai Capital Fund), are set forth below:

	2006	2005
The Singapore Fund	$0	$0
The Japan Equity Fund	$0	$0
The Thai Capital Fund	$6,350	$5,849

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning (consisting of a review of each Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2006 and 2005 (December 31, 2006 and 2005 for The Thai Capital Fund), are set forth below:

	2006	2005
The Singapore Fund	$9,400	$8,900
The Japan Equity Fund	$9,400	$8,900
The Thai Capital Fund	$7,400	$7,000

Other Fees

There were no other fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds for the fiscal years ended October 31, 2006 and 2005 (December 31, 2006 and 2005 for The Thai Capital Fund).

Audit Committee Pre-approval

Each Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which PricewaterhouseCoopers LLP billed each Fund fees for the fiscal years ended October 31, 2006 and 2005 (December 31, 2006 and 2005 for The Thai Capital Fund) were pre-approved by each Fund's Audit Committee.

The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the investment manager or investment adviser for each Fund, and entities controlling, controlled by or under common control with the investment manager or investment adviser for each Fund that provide ongoing services to such Fund for the fiscal years ended October 31, 2006 and 2005 (December 31, 2006 and 2005 for The Thai Capital Fund) were $0 and $0, respectively.

The Audit Committee of each Fund has considered whether the provision of non-audit services rendered to affiliates of the investment advisers and investment managers of the Funds is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who, to the knowledge of the management of each Fund, owned beneficially more than 5% of the Fund's outstanding shares as of March 16, 2007. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Ownership		Beneficial Percent of Class
The Japan Equity Fund, Inc.	Shufro Rose & Co., LLC 745 Fifth Avenue Suite 2600 New York, NY 10151	1,033,600	(1)	7.16%
The Singapore Fund, Inc.	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	616,829	(2)	6.65%
The Thai Capital Fund, Inc.	None

(1)  The above information is based on a Schedule 13G filed with the Commission on February 7, 2007, which indicates that Shufro Rose & Co., LLC has sole voting power with respect to 72,000 shares and sole dispositive power with respect to all 1,033,600 shares.

(2)  The above information is based on a Schedule 13G filed with the Commission on February 8, 2007, which indicates that Lazard Asset Management LLC has sole voting power and sole dispositive power with respect to its 616,829 shares.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Funds or personnel of DSTC. Each Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The fee for such services is estimated at $3,500 for each Fund, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers or agents in person, by telephone or by telegraph will be borne by each Fund. Each Fund will reimburse banks, brokers and other persons holding such Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

It is important that you promptly submit your vote as a stockholder of the Fund(s). In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for a Fund are not received by June 4, 2007, the persons named as attorneys in the enclosed proxy card may propose one or more adjournments of such Fund's Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of such Fund's Meeting to be adjourned. The persons named as attorneys in the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund that adjourns its Meeting.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of a Fund intended to be included in the proxy materials for the year 2008 annual meeting of stockholders of the Fund must be received by the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not later than December 21, 2007.

Each Fund's By-laws require that any proposal by a stockholder of such Fund intended to be presented at a meeting of stockholders must be received by such Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302-3051, not earlier than 90 days prior and not later than 60 days prior to such meeting of stockholders.

By order of the Board of Directors,

Yuko Tatezawa

Secretary

One Evertrust Plaza
Jersey City, New Jersey 07302-3051
April [ ], 2007

Exhibit A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of April [ ], 2007, by and between THE THAI CAPITAL FUND, INC., a Maryland corporation (the "Fund"), and DAIWA SB INVESTMENTS (SINGAPORE) LTD., a corporation organized under the laws of the Republic of Singapore (the "Adviser").

WHEREAS, the Fund is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund's investment objective is long-term capital appreciation which it seeks through investment primarily in the equity securities of Thai companies; and

WHEREAS, the Fund makes its investments in Thailand through an investment plan (the "Investment Plan") created under Thai law pursuant to an Investment Contract, dated May 21, 1990 (the "Investment Contract"), between the Fund and The Mutual Fund Public Company Limited (the "Manager"); and

WHEREAS, under the Investment Contract the Fund has retained the Manager to manage its assets held under the Investment Plan; and

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund with respect to its assets held outside of the Investment Plan and to provide investment advice to the Manager with respect to the Fund's assets held through the Investment Plan; and

WHEREAS, the Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

(1)  APPOINTMENT OF ADVISER.

(a)  The Fund hereby employs the Adviser for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund, to:

(i)  Act as the investment adviser and to manage the investment and reinvestment of the assets of the Fund held outside of the Investment Plan (the "Non-Investment Plan Assets") in accordance with the investment objectives and policies of the Fund, as set forth in the Fund's Prospectus (as defined below). In acting as investment adviser for the Fund's Non-Investment Plan Assets, the adviser shall regularly provide the Fund with such investment research and advice as the Adviser may from time to time consider necessary and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's Non-Investment Plan Assets shall be held in the various securities in which it may invest, subject always to the restrictions of the Fund's Articles of Incorporation and By-Laws, as amended from time to time, the provisions of the 1940 Act and the Fund's investment objectives, investment policies and investment limitations, as the same are set forth in the prospectus (the "Prospectus") of the Fund contained in its registration statement on Form N-2 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Adviser thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Fund applicable to the Fund's

Non-Investment Plan Assets and with respect to the Fund's Non-Investment Plan Assets to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by it, and in connection therewith, the Adviser is authorized as agent of the Fund to give instructions to the custodian from time to time of the Fund's Non-Investment Plan Assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek to obtain for the Fund the most favorable net results as determined by the Board of Directors and set forth in the Prospectus. Subject to this requirement and the provisions of the 1940 Act, the Securities Exchange Act of 1934, and any other applicable provisions of law, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Fund is affiliated;

(ii)  Furnish the Manager with factual information, research reports and investment recommendations relating to securities of Thai companies and the Fund's investments held through the Investment Plan. The foregoing information shall include written and oral reports and analyses and statistical information as market trends and reports and advice concerning specific industries, specific Thai companies and specific securities. The foregoing reports, information and advice shall be used by the Manager in such manner and for such purposes as the Manager deems appropriate for the purpose of managing the investments of the Fund held through the Investment Plan. In that regard, it is acknowledged that the Manager may review all information and advice it receives from the Adviser and decide on the basis of the Manger's own analysis, and on the basis of any other information and advice that the Manager may wish to consider, whether, when, and how to implement any of the investment advice and recommendations received from the Adviser;

(iii)  Assist the Fund in the management and conduct of its business. In this connection, the Adviser agrees to (A) maintain or cause to be maintained for the Fund all books and records required under the 1940 Act to the extent that such books and records are not maintained or furnished by the administrator, custodians or other agents of the Fund, (B) furnish at its own expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs to the extent that the same are not furnished by the Fund's administrator (C) provide to the Fund's administrator, on a timely basis, such information as may be necessary or appropriate for the performance by the administrator of its duties, and (D) provide such other administrative services relating to the operation of the Fund, as the Fund may reasonably request;

(iv)  Advise the Fund as to the operation of the Investment Plan, including advice as to the extent to which the Fund's assets should be invested under the Investment Plan and when such investments should be made, advice regarding the extent to which distributions should be made from the Investment Plan and when such distributions should be made and advice regarding termination of the Investment Plan, if at the time appropriate; and

(v)  Advise the Fund regarding services provided by the Fund's administrator, custodians, transfer agent or dividend disbursing agent, any administrator for its dividend reinvestment plan, independent auditors, legal counsel and other persons providing services to the Fund.

(b)  The Adviser accepts such employment and agrees during the term of this Agreement to render such services, to furnish for the Fund such office facilities, bookkeeping and other administrative services as may be required hereunder, to permit any of its offices or employees to serve without compensation as directors or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. All services to be rendered and facilities to be provided by the Adviser hereunder shall, at all times, be rendered or provided outside of the Kingdom of Thailand. Consistent with the foregoing and the provisions of Section 1(a)(ii), but without limiting the effect thereof, the Adviser shall in no event have discretion to invest or reinvest assets of the Fund held through the Investment Plan, nor to conclude contracts on behalf of the Manager or the Fund, including contracts for the purchase or sale of securities held or to be held under the Investment Plan. It is understood and agreed that the Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

(2)  COMPENSATION.

For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each calendar month (as accrued weekly), an investment advisory fee in U.S. Dollars computed at an annual rate of 0.60% of the Fund's average weekly net assets (including both Thai and U.S. assets). For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during such month and year, respectively. Notwithstanding anything to the contrary in this Section 2, the Adviser shall not be entitled to receive fees for services provided pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved by the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

(3)  NON-EXCLUSIVITY OF SERVICES.

The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

(4)  ALLOCATION OF CHARGES AND EXPENSES.

(a)  The Adviser shall assume and pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities, necessary to perform its obligations under this Agreement, and shall pay all compensation of officers of the Fund and the fees of all directors of the Fund who are affiliated persons of the Adviser or its affiliates. Notwithstanding anything to the contrary in this Section 4(a), the Adviser shall not be entitled to receive reimbursement for its expenses from the Fund pursuant to this Agreement for the period from the date of this Agreement to the date on which this Agreement is approved the stockholders of the Fund unless and until the payment of fees and expenses under this Agreement are approved by the stockholders of the Fund.

(b)  In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by any custodian for the safekeeping of the Fund's securities or other property (including assets held under the Investment Plan), for keeping its books of account, for any other charges of any such custodian, and for calculating the net assets value of the Fund as provided in the prospectus of the Fund. The Fund shall also assume and pay all other charges and expenses of its operations, including compensation of the Fund's directors (other than those affiliated with the Manager or the Adviser), the charges and expenses of its independent auditors, legal counsel and administrator, any transfer or dividend disbursing agent, any registrar and any administrator for its dividend reinvestment plan, the costs of acquiring and disposing of portfolio securities, interest, if any, on any obligations incurred by the Fund, the cost of share certificates and of reports, membership dues in the Investment Company Institute or any similar trade organization, insurance, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise.

(5)  POTENTIAL CONFLICTS OF INTEREST.

Subject to applicable statutes and regulations, it is understood that directors, officers or agents of the Fund are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund as a director, officer or agent or otherwise.

(6)  STANDARD OF CARE; INDEMNIFICATION.

(a)  The Adviser will exercise its best judgment in rendering the services to be provided by it hereunder. The Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

(b)  The Fund agrees to indemnify and hold harmless the Adviser for any losses, costs and expenses incurred or suffered by the Adviser arising from any action, proceeding or claims which may be brought against the Adviser in connection with the performance or nonperformance in good faith of its functions under this Agreement, except losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance if the Adviser's duties or from reckless disregard on the part of the Adviser of the Adviser's obligations and duties under this Agreement.

(7)  DURATION AND TERMINATION.

This Agreement shall become effective on the date hereof and shall remain in full force for a period of two years from the date hereof, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on 60 days' written notice to the other party. The Fund may effect termination by action of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund.

This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

The terms "assignment" and "vote of the holders of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

(8)  SURVIVAL.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(9)  NOTICES.

Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

(10)  GOVERNING LAW.

This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.

(11)  MISCELLANEOUS.

(a)  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b)  Terms not defined herein shall have the meaning set forth in the Prospectus.

(c)  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)  This Agreement may be amended, changed, modified or altered only by a written agreement signed by the parties hereto.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed as of the day and year first above written.

THE THAI CAPITAL FUND, INC.	DAIWA SB INVESTMENTS (SINGAPORE) LTD.
By:	By:

Name:	Name:

Title:	Title:

THE THAI CAPITAL FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 4, 2007

The undersigned stockholder of The Thai Capital Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Yuko Tatezawa, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 4, 2007 at 11:00 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 and Proposal 2 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April [   ], 2007.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

☒	Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1 and 2 below.
THE THAI CAPITAL FUND, INC.
	1.	To elect Directors of the Fund.
		Nominee:	Class I:			(01) Martin J. Gruber
(02) David G. Harmer

☐

FOR
THE
NOMINEES
☐
WITHHOLD
FROM THE
NOMINEES

☐

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)

	2.	To approve the New Investment Advisory Agreement.

		☐	For ☐	Against	☐	Abstain

		MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT				☐

Please sign exactly as your name(s) appears hereon.  All holders must sign.  When signing in a fiduciary capacity, please indicate full title as such.  If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature: _____________________ Date: ___________ Signature: __________________ Date: _______________

THE SINGAPORE FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 4, 2007

The undersigned stockholder of The Singapore Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Yuko Tatezawa, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 4, 2007 at 10:30 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April [    ], 2007.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

☒	Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposal 1 below.
THE SINGAPORE FUND, INC.
	1.	To elect Directors of the Fund.
		Nominee:	Class I:	(01) David G. Harmer
(02) Oren G. Shaffer

		FOR	☐
ALL
NOMINEES

		WITHHOLD		☐
FROM ALL
NOMINEES

☐

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)

		MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT		☐

Please sign exactly as your name(s) appears hereon.  All holders must sign.  When signing in a fiduciary capacity, please indicate full title as such.  If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature: ______________________ Date: ___________ Signature: __________________ Date: ________________

THE JAPAN EQUITY FUND, INC.

c/o Daiwa Securities Trust Company, One Evertrust Plaza, Jersey City, New Jersey 07302-3051

Proxy Solicited on Behalf of the Board of Directors for the

Annual Meeting of Stockholders on

June 4, 2007

The undersigned stockholder of The Japan Equity Fund, Inc. (the “Fund”) hereby appoints John J. O’Keefe and Yuko Tatezawa, or either of them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Daiwa Securities America, Inc., Financial Square, 32 Old Slip, 14th Floor, New York, New York 10005, on June 4, 2007 at 10:45 a.m., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

The shares represented by this proxy card will be voted in accordance with the instructions given by the undersigned stockholder, but if no instructions are given, this proxy card will be voted IN FAVOR OF Proposal 1 as set forth in this proxy card.  In addition, this proxy card will be voted, in the discretion of such proxies, upon such other business as may properly come before the Meeting or any adjournment thereof.  The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned.  The undersigned acknowledges receipt of the Joint Proxy Statement dated April [   ], 2007.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

☒	Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposal 1 below.
THE JAPAN EQUITY FUND, INC.
1.	To elect Directors of the Fund.
Nominee:	Class I:	(01) David G. Harmer
(02) Oren G. Shaffer

☐
FOR
ALL
NOMINEES

☐
WITHHOLD
FROM ALL
NOMINEES

☐

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Please sign exactly as your name(s) appears hereon.  All holders must sign.  When signing in a fiduciary capacity, please indicate full title as such.  If a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature: ______________________ Date: ___________ Signature: __________________ Date: ________________